EXHIBIT 32.1
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                   CERTIFICATION PURSUANT TO 18 U.S.C. SS.1350

Pursuant to 18 U.S.C. ss.1350, the undersigned certifies that this Annual Report on Form 10-KSB for the period ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Semotus Solutions, Inc.





DATED: JUNE 25, 2007                      /S/ ANTHONY N. LAPINE
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                                          ANTHONY N. LAPINE
                                          CHIEF EXECUTIVE OFFICER